Exhibit 99.(h)(3)

                                    EXHIBIT A
                                       TO
                       EXCLUSIVE PLACEMENT AGENT AGREEMENT
                         As Last Amended: June 12, 2001

     Pursuant to the Exclusive Placement Agreement, ICC shall be Exclusive Placement Agent with respect to the following Trust, effective as of the date indicated below:

Name of Trust                                               Date
BT Investment Portfolios
     Liquid Assets Portfolio                                August 11, 1998
     Asset Management Portfolio II                          August 11, 1998
     Asset Management Portfolio III                         August 11, 1998
     Small Cap Portfolio                                    August 11, 1998
     US Bond Index Portfolio                                August 11, 1998
     EAFE(R)Equity Index Portfolio                          August 11, 1998
     PreservationPlus Portfolio                             August 11, 1998
     PreservationPlus Income Portfolio                      August 11, 1998
Cash Management Portfolio                                   August 11, 1998
Treasury Money Portfolio                                    August 11, 1998
International Equity Portfolio                              August 11, 1998
Equity 500 Index Portfolio                                  August 11, 1998
Asset Management Portfolio                                  August 11, 1998
Capital Appreciation Portfolio                              August 11, 1998

                                    EXHIBIT A
                                       TO
                       EXCLUSIVE PLACEMENT AGENT AGREEMENT

     Pursuant to the Exclusive Placement Agreement, ICC shall be Exclusive Placement Agent with respect to the following Trust, effective as of the date indicated below:

Name of Trust                                            Date
BT Institutional Funds:
     Daily Assets Institutional Fund                     August 11, 1998
     Treasury Assets Institutional Fund                  August 11, 1998